ARTICLE IV OF THE BYLAWS OF

W.W. GRAINGER, INC. AS AMENDED

ARTICLE IV

OFFICERS

SECTION 1. NUMBER. The officers of the corporation shall be a chairman of the board, chief executive officer, one or more presidents, a chief financial officer, one or more vice presidents, a treasurer, a secretary, and such other officers and such assistant or administrative officers as may be elected or appointed as hereinafter provided. Any two or more offices may be held by the same person.

SECTION 2. ELECTION, APPOINTMENT AND TERM OF OFFICE. Officers of the corporation shall be elected or appointed annually by the board of directors, although vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer elected or appointed by the board of directors shall hold office until the next annual election or appointment of officers by the board of directors, or until his earlier death, resignation or removal. Officers and assistant or administrative officers of the corporation may also be appointed from time to time by the chairman of the board, to serve as such at his pleasure.

SECTION 3. REMOVAL. Any officer or assistant or administrative officer of the corporation elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby. Any officer or assistant or administrative officer of the corporation appointed by the chairman of the board may be removed by the chairman of the board whenever in his judgment the best interests of the corporation would be served thereby. Any removal provided for in this Section 3 shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or assistant or administrative officer of the corporation shall not itself create contract rights.

SECTION 4. CHAIRMAN OF THE BOARD. The chairman of the board shall preside at all meetings of the shareholders and the board of directors. He shall be primarily responsible for carrying out the policies established by and the directions of the board of directors and shall perform such other duties as may be prescribed from time to time by the board of directors. He may from time to time, to the extent not delegated by the board of directors, delegate and re-delegate any part of any of the responsibilities and authority set forth herein to the senior chairman of the board, if any, to any other member of the board of directors, and/or to the chief executive officer. The chairman of the board must be a director of the corporation.

The chairman of the board may sign deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed. The chairman of the board may delegate signing authority to other persons within the corporation as shall be deemed necessary.

SECTION 5. CHIEF EXECUTIVE OFFICER. The chief executive officer of the Corporation shall oversee and direct the operations and activities of the Corporation and shall perform such other duties as from time to time may be prescribed by the board of directors or delegated to him by the chairman of the board.

The chief executive officer may sign deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed. The chief executive officer may delegate signing authority to other persons within the corporation as shall be deemed necessary. The chief executive officer must be a director of the corporation.

SECTION 6. PRESIDENT. The president, or if there be more than one the presidents, shall oversee and direct such operations and activities and shall perform such other duties as from time to time may be assigned by the board of directors, the chairman of the board or the chief executive officer. If there be more than one president, the board of directors may designate one or more of them as group presidents or use a similar descriptive designation.

SECTION 7. CHIEF FINANCIAL OFFICER. The chief financial officer shall be the principal financial officer. He shall have responsibility for administering the financial affairs of the Corporation and, in general perform all duties incident to the office of the chief financial officer and such other duties as from time to time may be assigned to him by the board of directors, the chairman of the board or the chief executive officer.

SECTION 8. VICE PRESIDENTS. Each of the vice presidents shall be responsible for those activities and shall perform those duties as from time to time may be assigned by the board of directors, the chairman of the board, the chief executive officer or a president. The board of directors may designate one or more of the vice presidents as executive, group or senior vice presidents or use a similar descriptive designation.

SECTION 9. SENIOR CHAIRMAN. The senior chairman of the corporation, if any, shall consult with the chairman of the board on matters of long- and short-term strategic planning and policy and other significant matters affecting the corporation, and shall perform such other duties as may from time to time be prescribed by the board of directors, or delegated to him by the chairman of the board. The senior chairman need not be a director of the corporation.

SECTION 10. TREASURER. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation, (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article V of these by-laws and (c) in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the board of directors, the chairman of the board, chief executive officer, or the chief financial officer.

            SECTION 11. SECRETARY. The secretary shall (a) keep the minutes of the shareholders’ and of the board of directors’ meetings in one or more books provided for that purpose, (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws, (d) keep, or cause the transfer agent to keep, a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder, (e) sign with the chairman of the board certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the board of directors, (f) have general charge of the stock transfer books of the corporation and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the board of directors, the chairman of the board or the chief executive officer.

SECTION 12. SALARIES. The salaries of the officers elected or appointed by the board of directors shall be fixed from time to time by the board of directors and no such officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.